                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest reported) June 27, 2002

                         CORMAX BUSINESS SOLUTIONS INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its chapter)

         UTAH                                               84-0959153
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(State or other jurisdiction          (Commission           (IRS Employer
of incorporation)                     File Number)          Identification No.)

Suite 250, 708 11th Avenue SW, Calgary, Alberta             T2R 0E4
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(Address of principal executive offices)                    (Postal Code)

        Registrant's telephone number, including area code (403) 296-0280
                                                           ---------------

                                 WATCHOUT! INC.
                       ----------------------------------
                           (Former Name of Registrant)

 ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        None

 ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        None

 ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        None

 ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None

 ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        Calgary, Alberta, (BUSINESS WIRE) - Cormax Business Solutions Inc.
        (OTCBB:CMXS) announced today that at its meeting on June 24, 2002, the
        Board of Directors approved a (10%) stock dividend upon the common stock of the company. The stock dividend will be distributed on August 7, 2002 to shareholders of record as July 29, 2002.

        Cormax Business Solutions is in the business of providing technology services and IT solutions that help companies become more effective by taking full advantage of their networks and the Internet through: security systems, inter-office connections, network performance enhancers and specialized network-telephone and network-video solutions.

 ITEM 6. RESIGNATION OF REGISTRAR'S DIRECTORS

         None

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (a) Not Applicable

        It is impractical to provide the required audited financial statements and pro forma financial information at the time of the filing of this report. The required financial information will be filed within the time prescribed by Rule S-X.

        (b) Not Applicable

        (c) EXHIBITS

                None

 ITEM 8. CHANGE IN FISCAL YEAR

         None

 ITEM 9. REGULATION FD DISCLOSURE

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CORMAX BUSINESS SOLUTIONS INC.
                                                ---------------------------------
                                                          (Registrant)

                                                  /s/ Todd Violette
Date  6/27/02                                   ---------------------------------
     ---------                                            (Signature)